Exhibit (10)
         Application for Flexible Premium Variable Life Insurance Policy

                                                  ______________________________
A History of Performance(R)                               WRL PRIORITY:
[LOGO]                                                    P.O. BOX 9009
Western Reserve Life Assurance Co. of Ohio           CLEARWATER, FL 33758-9009

                                                  STREET ADDRESS-USE FOR CARRIER
                                                      OTHER THAN POST OFFICE:
                                                   8550 ULMERTON ROAD, SUITE 101
                                                         LARGO, FL 33771

                                                       1-800-443-9975 (X6582)
                                                  ______________________________

                         Application for Life Insurance
_______________________________________________________________________________
                    FOR USE BY WMA REGISTERED REPRESENTATIVE
_______________________________________________________________________________

Agent Name: ___________________________________________________________________

Agent Number:___________________________________________________________________

Marketing Director:_________________________________  MD Code#:________________

Branch Manager _______________________________________   Branch#:______________

CEO:_________________________________________________   CEO Code#:______________

Amount of initial premium with application       $_______________________

Amount to be applied to application
                 ______________________________
                 _______________________________ $_______________________

                 ______________________________
                 _______________________________ $_______________________

                                       DO:
[ ] Complete the entire application (front and back).
[ ] Print application in black ink.
[ ] Have applicant initial all changes.
[ ] Obtain all required signatures.
[ ] Complete and sign the Agents Report.
[ ] Use supplement if more than one Other Insured Rider is required.
[ ] Include certification if a trust is owner of the policy.
[ ] Section 7, Page 2: Enter the proposed plan of insurance In #1 as shown below.
[ ] Section 8: All Death Benefit Options are available for the FFA Death Benefit
    Option C is not available for the FEP Elite.
[ ] Section 5,6 & 13, Page 2: If additional space is required firmly attach a separate page.

                                     DON'T:
[ ] Do not use pencil or whiteout.
[ ] Do not accept or send money on applications that total more than
    $1,000,000.00
[ ] Do not submit an agent check as the initial premium.
[ ] Do not submit starter checks or deposit slips for checkomatic withdrawals.

For Non-Variable & Term Products: Do Not Complete
Section 11: Sub-Account Allocations
Section 12: Investment Objective
Section 22: Suitability
Section 23: To Be Completed by Applicant/Owner

For Term Products Only: Do Not Complete
Section 8: No Death Benefit Options are available for the Term 10 or Term 20.

________________________________________________
Freedom Elite Builder - CIR Coverage Limited to:
$5,000 Minimum and $20,000 Maximum
All Other Prodicet - CIR Coverage Limited to:
$2,000 Minimum and $10,000 Maximum
_________________________________________________
U000289                                                                      WMA
                                                                         REV.301

CMC________      AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS

                              ATTACH VOIDED SAMPLE
                                OF YOUR PERSONAL
                                   CHECK HERE

So that you may comply with your depositor's authorization and direction as set forth on the reverse side hereof, this Company agrees:

      1. To indemnify you and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any check or draft, whether or not genuine, or payment of any preauthorized ACH electronic fund transfer debit received by you in the regular course of business for the purpose of payment to this Company, including any cost or expenses reasonably incurred in connection therewith.

      2. In the event that any such check, draft or debit shall be dishonored whether with or without cause, and whether intentionally or inadvertently, to indemnify you for any loss even though dishonor results in a forfeiture of the insurance.

      3. To defend at our own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing request, or in any manner arising by reason of your participation in the foregoing plan of premium collections.

Authorized in a resolution adopted by the Executive Committee of the Board of Directors of the Western Reserve Life Assurance Co. of Ohio on October 29, 1991.

                   Western Reserve Life Assurance Co. of Ohio
                                  /signature/
                                   Secretary

TO: WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

As a convenience to me, I hereby request and authorize you to obtain payment of amounts becoming due you by initiating charges in the form of check, drafts or debits via ACH electronic fund transfers on my account maintained at the

________________________________________ _______________________________________
            (Name of Bank)                           (Address of Bank)

for the payment of each monthly premium under Policy No.____________________ on the life of ___________________________
This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice, I agree that you shall be fully protected in drawing any such check or draft or initiating such debit. I understand that if any such check, draft or debit be dishonored by my Bank and any monthly amount due the Western Reserve Life Assurance Co. of Ohio is not paid within the time stipulated in the policy, said policy shall become null and void except as otherwise provided therein.

                       LIST ANY OTHER POLICIES TO BE PAID
                          BY SAME CHECK, DRAFT OR DEBIT

                  ____________________________________________

                  ____________________________________________

                  ____________________________________________

I elect _______ day (select 1 to 27) of each month to have the payment of $________ taken from my account. If no date is indicated the draft date will be the policy issue date.

                        AUTHORIZATION FOR PREAUTHORIZED
                                  PAYMENTS TO:
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                    P.O.BOX 5068, CLEARWATER, FL 33758-5068

As a convenience to me, I hereby request and authorize you to pay and charge to my bank checking account checks or drafts drawn by and payable to the order of Western Reserve Life Assurance Co. of Ohio or to debit my account identified below via ACH electronic fund transfers provided there are sufficient collected funds in said account to pay the same upon presentation. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such check, draft or debit. I further agree that if any such check, draft or debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance.

          _______________ 1 (X)______________________________________

          _______________ 2 (X)______________________________________

              Both Authorized Signatures Required on Joint Accts.
                    PLEASE NOTE: There is an Indemnification
                            Agreement stated above.

U000289


LIFE APPLICATION-PART 1 WRL -- Western Reserve Life  Assurance Co. of Ohio
________________________________________________________________________________
SECTION 1. PROPOSED PRIMARY INSURED

________________________________________________________________________________
1. Last Name                              First Name                    M.I.

________________________________________________________________________________
2. Address                             Apt#      City

________________________________________________________________________________
State      Zip Code     3. Years      4. Home      5. Driver         State
                           at            Phone        License
                           Address                    Number
                                       (   )
________________________________________________________________________________
    6. Sex    7. Date      8. Insurable      9. Place           10. Social
[ ] Male         of           Age               of                  Security
[ ] Female       Birth                          Birth -             Number
                                                State/County

________________________________________________________________________________
11. Height      12. Weight      13. Marital Status       14. Employer      Years

________________________________________________________________________________
15. Occupation & Duties

________________________________________________________________________________
16. Employer's Address                           17. Business Phone Number
                                                 (   )
________________________________________________________________________________
18. Have you used TOBACCO or any other product containing NICOTINE in the last
    12 months?   [ ] Yes [ ] No
19. Rate Class Quoted: [ ] Ult Select  [ ] Select  [ ] Ult Standard
                       [ ] Standard    [ ] Juvenile
________________________________________________________________________________
SECTION 2. PROPOSED OTHER/JOINT INSURED RIDER - IF MORE THAN ONE PLEASE
           USE A SUPPLEMENTAL APPLICATION

________________________________________________________________________________
1. Last Name                              First Name                    M.I.

________________________________________________________________________________
2. Address                             Apt#      City

________________________________________________________________________________
State      Zip Code     3. Years      4. Home      5. Driver         State
                           at            Phone        License
                           Address                    Number
                                       (   )
________________________________________________________________________________
    6. Sex    7. Date      8. Insurable      9. Place           10. Social
[ ] Male         of           Age               of                  Security
[ ] Female       Birth                          Birth -             Number
                                                State/County

________________________________________________________________________________
11. Height      12. Weight      13. Marital Status       14. Employer      Years

________________________________________________________________________________
15. Occupation & Duties

________________________________________________________________________________
16. Employer's Address                           17. Business Phone Number
                                                 (   )
________________________________________________________________________________
18. Have you used TOBACCO or any other product containing NICOTINE in the last
    12 months?   [ ] Yes [ ] No
19. Rate Class Quoted: [ ] Ult Select  [ ] Select  [ ] Ult Standard
                       [ ] Standard    [ ] Juvenile
________________________________________________________________________________
SECTION 3. APPLICANT/OWNER IF OTHER THAN THE PROPOSED PRIMARY INSURED

________________________________________________________________________________
1. Last Name                              First Name                    M.I.

________________________________________________________________________________
2. Address                             Apt#      City

________________________________________________________________________________
State      Zip Code     3. Home Phone       4. Social Security Number/Tax ID#
                        (   )

5. Date of Birth/Trust Date ____________________________________________________

6. Relationship to the Proposed Primary Insured:________________________________

________________________________________________________________________________
SECTION 4. CHILDREN'S INSURANCE RIDER
________________________________________________________________________________
COVERAGE AMOUNT

________________________________________________________________________________
        Name            Relationship      Date of  Birth     Height    Weight
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Are all children listed? [ ] Yes  [ ] No
Are all children living with proposed primary insured? [ ] Yes  [ ] No
If not, explain why: ___________________________________________________________

U000289

                                        1
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
LIFE APPLICATION

____________________________________________________________________________________________________________________________________
SECTION 5. PRIMARY BENEFICIARY - If percentage shares are not given they wull be equal, or to the survivor

  _____________________________  ________________________  _____________________________  ________________________________________
               Name                      Percent                    Relationship               Social Security Number/Tax ID#
  _____________________________  ________________________  _____________________________  ________________________________________
                                                                                                           --        --
  _____________________________  ________________________  _____________________________  ________________________________________
                                                                                                           --        --
  _____________________________  ________________________  _____________________________  ________________________________________
____________________________________________________________________________________________________________________________________
SECTION 6. CONTINGENT BENEFICIARY - If percentage shares are not given, they will be equal, or to the survivor

  _____________________________  ________________________  _____________________________  ________________________________________
                    Name                 Percent                    Relationship               Social Security Number/Tax ID#
  _____________________________  ________________________  _____________________________  ________________________________________
                                                                                                           --        --
  _____________________________  ________________________  _____________________________  ________________________________________
                                                                                                           --        --
  _____________________________  ________________________  _____________________________  ________________________________________
____________________________________________________________________________________________________________________________________
SECTION 7. PROPOSED PLAN OF INSURANCE                               SECTION 8. DEATH BENFIT OPTION

1. [ ] FEB [ ] FWP  [ ] OTHER: _____________________________               [ ] A) Level Benefit
                                                                           [ ] B) Increasing Benefit
2. Specified Amount:                $______  $______ $______               [ ] C) Option B To Age 70 Then Grading Down

3. Primary Insured Rider            $______  $______ $______                      (Option C for FEB only)

4. Primary Insured Rider Plus       $______  $______ $______        ________________________________________________________________
                                                                    SECTION 9. ADDITIONAL BENEFITS-PRIMARY INSURED ONLY
5. Other Insured Rider
                                                                           [ ] Disability Waiver Rider
__________________________________  $______  $______ $______               [ ] Disability Waiver and Income Rider
                                                                               ($300 per month maximum)          $__________
6. ARE YOU APPLYING FOR MORE THAN ONE OTHER INSURED RIDER?
                                                                           [ ] Accidental Death Benefit
                    [ ] YES      [ ] NO
                                                                               ($150,000 maximum) $__________    __________
IF YES PLEASE USE SUPPLEMENTAL APPLICATION #U000289-supp
                                                                   _________________________________________________________________
FWP POLICIES ONLY                                                  SECTION 10. PREMIUMS PAYABLE

7. No Lapse Guarantee Option:   [ ] A) 5YR [ ] B) 10YR             Planned Premium    $___________    ___________    ___________

8. Wealth Protector Rider       $ ________  $ _________  $ _________   [ ] Checkomatic    ________ Draft Date (1ST thru 27TH)

9. Joint Insured Rider          $ ________  $ _________  $ _________   [ ] Direct Bill
                                                                           [ ] Single Premium           [ ] Quarterly
10. INDIVIDUAL INSURED RIDER(S)                                            [ ] Annual                   [ ] Monthly
                                                                           [ ] Semi-annual              [ ] Other _______________
[ ] Proposed Primary Insured    $ ________  $ _________  $ _________

[ ] Proposed Joint Insured      $ ________  $ _________  $ _________

____________________________________________________________________________________________________________________________________
SECTION 11. SUB-ACCOUNT ALLOCATIONS - (For Variable Plans Only) Must equal 100% and a whole number.

WRL VKAM EMERGING GROWTH           ____%  WRL JANUS GROWTH                  ____%  WRL LKCM STRAT. TOTAL RET.            ____%
WRL T. ROWE PRICE SMALL CAP        ____%  WRL LKCM CAPITAL GROWTH           ____%  WRL J.P. MOGAN REAL ESTATE SE.        ____%
WRL MUNDER NET50                   ____%  WRL GOLDMAN SACHS GROWTH          ____%  WRL FEDERATED GROWTH & INCOME         ____%
WRL PILGRIM BAXTER MID CAP GROWTH  ____%  WRL GE U.S. EQUITY                ____%  WRL AEGON BALANCED                    ____%
WRL ALGER AGGRESSIVE GROWTH        ____%  WRL GREAT COMPANIES-AMERICA(SM)   ____%  WRL AEGON BOND                        ____%
WRL THRID AVENUE VALUE             ____%  WRL SALOMON ALL CAP               ____%  WRL J.P. MORGAN MONEY MARKET          ____%
WRL VALUE LINE AGGRESSIVE GROWTH   ____%  WRL C.A.S.E. GROWTH               ____%  FIDELITY VIP III GROWTH OPPORTUNITIES ____%
WRL GE INTERNATIONAL EQUITY        ____%  WRL DREYFUS MID CAP               ____%  FIDELITY VIP II CONTRAFUND            ____%
WRL GABELLI GLOBAL GROWTH          ____%  WRL NWQ VALUE EQUITY              ____%  FIDELITY VIP EQUITY-INCOME            ____%
WRL GREAT COMPANIES-GLOBAL(2)      ____%  WRL T. ROWE PRICE DIVIDEND GROWTH ____%  FIXED ACCOUNT                         ____%
WRL GREAT COMPANIES-TECHNOLOGY(SM) ____%  WRL DEAN ASSET ALLOCATION         ____%  OTHER                                 ____%
____________________________________________________________________________________________________________________________________
12. INVESTMENT OBJECTIVE

    [ ] Safety of Principal

    [ ] Income

    [ ] Long-Term Growth

    [ ] Trading Profits

    [ ] Other

    _____________________________

____________________________________________________________________________________________________________________________________
SECTION 13. OTHER INSURANCE IN FORCE FOR ALL PROPOSED INSUREDS     [ ] NONE

  ___________________________  ______________________  ___________________________  ________________________  ____________________
  Proposed Insured Name               Company              Amount of Insurance             Year Issued             Replacement?
  ___________________________  ______________________  ___________________________  ________________________  ____________________
                                                                                                                     Yes    No
  ___________________________  ______________________  ___________________________  ________________________  ____________________
                                                                                                                     Yes    No
  ___________________________  ______________________  ___________________________  ________________________  ____________________
                                                                                                                     Yes    No
  ___________________________  ______________________  ___________________________  ________________________  ____________________

IS THIS INTENDED TO BE A 1035 EXCHANGE? [ ] Yes  [ ] No         Anticipated Cash Value Transfer  $________    ________    ________

1) Has any proposed insured ever had life, disability or health insurance declined, rated, modified, issued with
   an exclusion rider, canceled, or not renewed? If yes please explain in REMARKS.                                [ ] Yes   [ ] No

2) Will the insurance applied for on any proposed insured replace or change any existing life or annuity policy?  [ ] Yes   [ ] No
   If yes, complete replacement forms, if appropriate.

3) Is there an application for life, accident or sickness insurance now pending or contemplated on any proposed
   insurance in this or any other company? If yes, give details in Agent's Report, Question 3.                    [ ] Yes   [ ] No

____________________________________________________________________________________________________________________________________
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                                       2
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LIFE APPLICATION-PART 2
____________________________________________________________________________________________________________________________________
SECTION 14.  PERSONAL FINANCIAL STATEMENT                     15. COMPLETE FOR CORPORATION, PARTNERSHIP, PENSION OR TRUST
             FOR PROPOSED PRIMARY INSURED

A)  Gross Income Current Yr    $______   $______  $______    A)  Current Estimated Market Value  $______  $______  $______
B)  Gross Income Previous Yr   $______   $______  $______    B)  Assets                  LIQUID  $______  $______  $______
C)  Net Worth                  $______   $______  $______                             NONLIQUID  $______  $______  $______
                                                             C)  Liabilities                     $______  $______  $______
For over $1 million applied coverage complete                D)  Net Worth                       $______  $______  $______
a separate financial questionnaire

____________________________________________________________________________________________________________________________________
SECTION 16. MEDICAL QUESTIONS - Each question must be individually asked and answered.

Give the details of "Yes" answers below. Identify question number; state signs symptoms and dianosis of each illness or injury. List the details and results of any treatment; List the name, full address and dates of each health care provider consulted.

To the best of your knowledge, has any Proposed Insured within the last 10 yrs had or been told by a member of the medical profession that he or she had, or has been treated for:

1)  Heart murmur, high blood pressure, chest pain, heart attack, stroke, or other disorder of the heart
    or circulatory system?                                                                                      [ ] Yes    [ ] No

2)  Asthma, Emphysema, Chronic Bronchitis, Tuberculosis, or any other Respiratory disorder; colitis, ulder
    or any other gastrointestinal disorder, jaundice, hepatitis, liver or kidney disorder?                      [ ] Yes    [ ] No

3)  Cancer, tumor, polyp, breast, prostate or any other reproductive disorder, or any thyroid or endorcrine
    disorder?                                                                                                   [ ] Yes    [ ] No

4)  Brain, mental, anxiety, depression, suicide attempt, or seizure disorder; or any paralysis?                 [ ] Yes    [ ] No

5)  Diabetes, anemia, or any disorder of the blood; sugar, protein, or blood in the urine?                      [ ] Yes    [ ] No

6)  Used amphetamines, heroin, cocaine, marijuana, or any other illegal or controlled substance except as
    prescribed by a physician?                                                                                  [ ] Yes    [ ] No

7)  Sought or been advised to seek treatment, limit or discontinue use of alcohol?                              [ ] Yes    [ ] No

8)  Been on or are now on prescribed medication or diet?                                                        [ ] Yes    [ ] No

9)  Has any Proposed Insured been told by a member of the medical profession that
    he or she had a diagnosis of AIDS, ARC or the HIV infection?                                                [ ] Yes    [ ] No

10) Had or been advised to have any hospitalization, surgery, or any diagnostic test including, but not
    limited to, electrocardiograms, blood studies, scans, MRI's or other test?                                  [ ] Yes    [ ] No

11) An examination, treatment or consulation with a doctor or health care provider other than above?            [ ] Yes    [ ] No

12) Have or have had a parent, brother or sister who has/had coronary artery death or disease prior to age 60?  [ ] Yes    [ ] No

____________________________________________________________________________________________________________________________________
SECTION 17. DETAILS TO "YES" ANSWERS FOR MEDICAL QUESTIONS SECTION

  ___________  _________________________  ______________________________________________________  ________________________________
                                                                                                   Name, Address and Phone # of
  Question #    Proposed Insured's Name     Date, Diagnosis, Treatment, Results, and Duration      Attending Doctor and Hospital
  ___________  _________________________  ______________________________________________________  ________________________________

  ___________  _________________________  ______________________________________________________  ________________________________

  ___________  _________________________  ______________________________________________________  ________________________________

  ___________  _________________________  ______________________________________________________  ________________________________

  ___________  _________________________  ______________________________________________________  ________________________________

  ___________  _________________________  ______________________________________________________  ________________________________

  ___________  _________________________  ______________________________________________________  ________________________________

  ___________  _________________________  ______________________________________________________  ________________________________

  ___________  _________________________  ______________________________________________________  ________________________________

  ___________  _________________________  ______________________________________________________  ________________________________
____________________________________________________________________________________________________________________________________
SECTION 18. Name and address of personal physician (if none, so state)
  __________________________________________  __________________________________________  __________________________________________
                Primary Insured                         Joint of Other Insured                           Children
  ______________________________________  ______________________________________________________  ________________________________

  ______________________________________  ______________________________________________________  ________________________________

  ______________________________________  ______________________________________________________  ________________________________

  ______________________________________  ______________________________________________________  ________________________________


  __________________________________________  __________________________________________  __________________________________________
  Date and reason last consulted a physician  Date and reason last consulted a physician  Date and reason last consulted a physician
  __________________________________________  __________________________________________  __________________________________________

  __________________________________________  __________________________________________  __________________________________________

  __________________________________________  __________________________________________  __________________________________________

____________________________________________________________________________________________________________________________________

LIFE APPLICATION
________________________________________________________________________________
SECTION 19. RESIDENCY
A) Proposed Primary Insured is a citizen of [ ] USA [ ] Other Country __________ ______________ Type of VISA___________________
B) How many years has the proposed insured resided in the USA?________
C) Does any proposed insured travel outside the USA? [ ] Yes [ ] No
   If yes, provide details: include destination, number of trips, duration of each trip, purpose of trip, plans for the next year.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

SECTION 20. DRIVING RECORD

A) Has any Proposed Insured had their drivers license suspended, restricted, revoked, or been cited for a moving violation in the last
   5 years?
                 [ ] Yes       [ ] No       If yes, give reason:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

B) Has any Proposed Insured in the last ten years been convicted of a misdemeanor (other than a minor traffic violation) or felony?
                 [ ] Yes       [ ] No       If yes, give reason:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

SECTION 21. SPECIAL ACTIVITIES

A) Except as a passenger on a regularly scheduled flight, has any proposed insured flown within the past 3 years, or does any proposed insured have plans to fly in the future? If yes, complete
   Aviation Questionnaire.                                        [ ] Yes [ ] No

B) In the past 3 years has any proposed insured participated in racing (automobile, motorcycle, or boat), underwater or sky diving, hang gliding, mountain or rock climbing? If yes, complete an Avocation
   Questionnaire.                                                 [ ] Yes [ ] No
________________________________________________________________________________

SECTION 22. SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY -- COMPLETE FOR ALL
            VARIABLE PLANS

A) Have you, the Proposed Insured, and Purchaser, if other than the Proposed Insured, received the current Prospectus for the policy?
                                                                  [ ] Yes [ ] No

B) Do you understand that under the policy applied for (exclusive of any optional benefits),the amount of death benefit and the entire amount of the policy cash value may increase or decrease depending
   upon the investment experience?                                [ ] Yes [ ] No

C) With this in mind, is the policy in accord with your insurance
   objectives and your anticipated financial needs?               [ ] Yes [ ] No
________________________________________________________________________________

SECTION 23. TO BE COMPLETED BY APPLICANT/OWNER

Telephone Transfer Authorization: (See Prospectus for telephone transfer procedures.) Your policy applied for, if issued, will automatically receive telephone transfer privileges described in the applicable prospectus unless instructions to the contrary are indicated below. These privileges allow you to give the registered representative/agent of record for this policy authority to make telephone transfers and to change the allocation of future payments among the Sub-Accounts and the Fixed Account on your behalf according to your instructions.

            [ ] I do NOT want telephone transfer privileges.

Western Reserve Life will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such telephone instructions, and Policyowners will bear the risk of any such loss. Western Reserve Life will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve Life does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such requiring forms of personal identification prior to acting upon such telephone instruction, providing written confirmation of such transactions to Policyowners and/or tape recording of telephone transfer request instructions received.
________________________________________________________________________________

SECTION 24. CERTIFICATION

Under penalty of perjury, I (the owner) certify (1) that the number shown in
Section 1of page 1or the number shown in Section 3 on page 1 (if the owner is other than the primary insured) is my correct Taxpayer Identification Number, and (2) that I am not subject to backup withholding because (a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) if I ever was so notified, the IRS has notified me that I am no longer subject to backup withholding. (If the Internal Revenue Service has notified you that you are subject to backup withholding and you have not received notice from the Service that backup withholding has terminated, you should strike out the language in (2) above that you are not subject to backup withholding due to notified payee underreporting.)

U000289

LIFE APPLICATION
________________________________________________________________________________
  SECTION 25.  AUTHORIZATION TO OBTAIN INFORMATION
________________________________________________________________________________

I authorize any physician, medical professional, hospital, clinic, other medical care institution, the Medical Information Bureau, Inc., insurance company, consumer reporting agency, or employer having information available as to employment, other insurance coverage, medical care, advice or treatment with respect to any physical or mental condition regarding me or my children who are to be insured, to give such information to Western Reserve Life Assurance Co. of Ohio, its reinsurers, or any consumer reporting agency including the Medical Information Bureau acting on Western Reserve Lifes behalf.


I authorize Western Reserve Life to obtain an investigative consumer report on me.

I understand that this information will be used by Western Reserve Life or its reinsurers, to determine eligibility for life insurance.

I agree that this authorization is valid for two and one-half years from the date signed. I know that I have the right to receive a copy of this authorization upon request. I agree that a photographic copy of this authorization is as valid as the original.

I have received a copy of this Notice of Information Practices attached to this application.

I also hereby authorize Western Reserve Life to provide its affiliated companies any and all information provided herein and obtained hereafter on me. This authorization shall be valid from the date signed below until affirmatively withdrawn in writing by myself.

[ ] I elect not to have personal information disclosed to non-affiliates of Western Reserve Life for marketing purposes.

[ ] I elect to be interviewed if an investigative consumer report is prepared in connection with this application.

________________________________________________________________________________
SECTION 26.  OTHER INSURANCE TO BE COMPLETED BY THE REGISTERED REPRESENTATIVE
________________________________________________________________________________

1. Will the policy applied for replace or change any existing life insurance policy or annuity? [ ] Yes [ ] No

2. If replacement of existing insurance is involved, have you complied with all state requirements, including any Disclosure and Comparison Statements?
   [ ] Yes  [ ] No   [ ] N/A
   If No, explain
   ____________________________________________________________________________

________________________________________________________________________________
SECTION 27.  REPRESENTATIONS
________________________________________________________________________________

I represent that the statements and answers in this application are true and complete to the best of my knowledge.
I understand that I should consult my own tax and/or legal counsel as to the consequences of using this product in conjunction with my own particular tax or financial plan.
It is agreed that:

     (a) the statements and answers given in this application, and any amendments or application supplements to it or statements made to the medical examiner, will be the basis of any insurance issued;
     (b) no agent or medical examiner has the authority to make or alter any contract for the Company;
     (c) if a premium deposit is given in exchange for the Conditional Receipt, no insurance shall take effect unless all of the conditions set out in that receipt are satisfied;
     (d) if a premium deposit is not given, no insurance shall take effect unless all of the following conditions are satisfied; (1) a policy issued by the Company is delivered to and accepted by the owner during the lifetime of each person to be covered by such policy, (2) the full first premium is paid, and (3) the health and insurability of each person proposed for insurance has not changed since the date of this application

Signed at _____________________________________   ______________          on_____ ________ _____________________
                      (city)                         (state)                  (date)

 _______________________________________________________________      _____________________________________________
 Signature of proposed insured (Child over age 15 must sign)          Print Agent Name Social Security # of Agent

 ________________________________________________________________     ______________________________________________
 Signature of applicant (owner) other than the                        Signature of Agent      State License #
 proposed insured (If business insurance, show
 title of officer and name of firm)

 __________________________________________________________________   _____________________
 Signature of parent or legal guardian for insured(s) 15 and under    Agent #

 _____________________________________________
 Signature of Joint Insured or OIR

U000289
                                        5
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                                       6

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                 P.O. BOX 5068
                           CLEARWATER, FLORIDA 33758

                                 FRAUD WARNING

The following states require that insurance applicants acknowledge a fraud warning statement. Please refer to the fraud warning statement for your state as indicated below.

For applicants in       ARKANSAS

                  Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

                  _____________________________________________  _______________
                  Applicants Signature                           Date

For applicants in       COLORADO

                  It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

                  _____________________________________________  _______________
                  Applicants Signature                           Date

For applicants in       FLORIDA

                  Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

                  _____________________________________________  _______________
                  Applicants Signature                           Date

For applicants in       KENTUCKY, OHIO, and PENNSYLVANIA

                  Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                  _____________________________________________  _______________
                  Applicants Signature                           Date

For applicants in       NEW JERSEY

                  Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

                  _____________________________________________  _______________
                  Applicants Signature                           Date

For applicants in       NEW MEXICO

                  Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.

                  _____________________________________________  _______________
                  Applicants Signature                           Date

For applicants in       VIRGINIA AND MAINE

                  It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

                  _____________________________________________  _______________
                  Applicants Signature                           Date

U000289

                                 AGENT'S REPORT

1. a) How long have you known the Proposed Insured?
   ____________________________________________________________________

   ____________________________________________________________________
   b) Relationship to Proposed Primary Insured:

   ____________________________________________________________________
   c) Are you financially responsible for the Proposed Primary Insured:
                [ ]  Yes   [ ]  No

2. Did you give the "Notice of Information Practices" to the Proposed
   Insured(s)?
                [ ]  Yes   [ ]  No

3. Are you submitting or do you plan to submit an application on any Proposed Insured on this application to any other company?
                [ ]  Yes   [ ]  No

        Company Name___________________________________________________
        Face amount $__________________________________________________
        Total face amount to be placed with all companies
        $______________________________________________________________

4. Medical Examination
   Are you arranging for the Medical Requirements?
   [ ]  Yes Paramedical Service used:___________________________________
   [ ]  No  Request Western Reserve Life order medical reqs.

5. Was money taken with the application?
               [ ]  Yes   [ ]  No
   If "yes" was the Conditional Receipt completed and given to the applicant?
               [ ]  Yes   [ ]  No

6. Did you ask all questions in the presence of the Proposed Insured(s)?
               [ ]  Yes   [ ]  No

7. Are you aware of anything about the health, habits, avocation, environment or mode of living, except as may be related directly or indirectly to sexual orientation, which may affect the insurability of any person proposed for insurance?
               [ ]  Yes   [ ]  No

8. If Proposed Insured is a juvenile (ages 0 through 15):
        (a)  Did you personally see child?   [ ]  Yes   [ ]  No
        (b)  Does child live with parents?   [ ]  Yes   [ ]  No
        (If "No," explain)______________________________________________
        ________________________________________________________________
        (c)     Life insurance in force on parent's life?
        ________________________________________________________________
        (d)     Life insurance applied for or in force on brothers and sisters?
        ________________________________________________________________

Remarks:________________________________________________________________
        ________________________________________________________________
        ________________________________________________________________
        ________________________________________________________________

9.  Is Proposed Primary Insured or Owner related to any InterSecurities, Inc.
    officer or employee? [ ]  Yes   [ ]  No

10. Is Proposed Primary Insured or Owner a licensed Representative of any
    Broker/Dealer?      [ ]  Yes   [ ]  No
    If "Yes" Name and Address of Broker/Dealer
    ____________________________________________________________________

11.     Type of Sale (check two)
        [ ]Direct                       [ ]Pension or Profit Sharing
        [ ]Personal Needs Analysis      [ ]Salary Savings (EICS)
        [ ]Estate Planning              [ ]Gift
        [ ]Business Insurance           [ ]Salary Allotment
                         Purpose of Policy
        [ ]Personal Insurance           [ ]Business Insurance
        [ ]Mortgage                     [ ]Key Employee
        [ ]Retirement                   [ ]Executive Bonus
        [ ]Education                    [ ]Deferred Compensation
        [ ]Estate Liquidity             [ ]Split Dollar
        [ ]Income to Family             [ ]Reverse Split Dollar
        [ ]Cash Accumulation            [ ]Other
        [ ]Wealth Replacement
        [ ]Buy/Sell - Is Partner applying for similar amount? [ ] Yes [ ] No Name of Partner _______________________________________________

12. Was this plan sold, presented or illustrated as a VEBA, welfare benefit concept as defined under IRC Section 419, Charitable Legacy Plan, Charitable Retirement Plan, Charitable Remainder Life Program, or other similar arrangement?
                       [ ]  Yes   [ ]  No

    If "Yes", have you completed and attached the required Disclosure, Acknowledgement and Release Form and the accompanying Attorney's Statement?
                       [ ]  Yes   [ ]  No

13. Did you comply with all requirements relative to obtaining Informed Consent
    for HIV and AIDS testing?   [ ]  Yes   [ ]  No

Writing Agent Name ____________________________________________________
Agent No.______________________________________________________________
Agent's Telephone Number ______________________________________________
Agent's Social Security Number ________________________________________
Agent's Fax Number ____________________________________________________
Percent of Agent's Split ______________________________________________

Split Agent Name ______________________________________________________

   Agent No._______________________Percent of Agent's Split____________
Split Agent Name
   Agent No._______________________Percent of Agent's Split____________


I submit this application assuming full responsibility for delivery of any coverage issued and for immediate transmittal to the Company of the first premium when collected. I know of no condition affecting the insurability of any person proposed for insurance not fully set forth herein. I certify that a Notice of Information Practices statement was given to the Applicant when this application was taken. (If applicable)

$ ___________  has been paid by the Applicant with this application  __________________________
                                                                     Signature of Writing Agent

U000239

WRL

                              CONDITIONAL RECEIPT

If, within the last 12 months, any person proposed for coverage has been treated for or had heart trouble, stroke or cancer no payment may be accepted with the application.

Received from __________________________________________ Totaling $_____________

 NO COVERAGE WILL BECOME EFFECTIVE PRIOR TO DELIVERY OF THE POLICY APPLIED FOR
              UNLESS AND UNTIL ALL THE CONDITIONS OF THIS RECEIPT
                          HAVE BEEN FULFILLED EXACTLY.

CONDITIONS:
(1) The amount of payment taken with the application must be at least the first full premium for the mode of payment selected for the amount of insurance stated on page 2 in the application. If the check or draft submitted as the first mode premium is not honored by the bank, upon first presentation, this Conditional receipt will be VOID.
(2) All medical examinations, tests, x-rays, electrocardiograms and reports required by the company must be completed and received at its home office. If the above requirements are not received within 60 days, from the date this application was completed, this Conditional Receipt will be VOID.
(3) As of the effective date, as defined below, each person proposed for insurance in this application must be a risk insurable in accordance with the companys rules, limits and standards for the plan, amount and rate class shown. If any modification is made by the Company to the plan, amount, riders, and/or the premium rate class or supplemental agreements this conditional receipt will be VOID.
(4) As of the effective date, the state of health and all factors affecting the insurability of each person proposed for insurance must be as stated in the application.

EFFECTIVE DATE, AS USED IN THIS CONDITIONAL RECEIPT IS THE LATER OF:
A. the date of completion of the Part I of the application having the same date as this Receipt, or;
B. the date of completion of all medical examinations, tests, x-rays, electrocardiograms and reports required by the Company, or;
C.  the date of issue if any, requested in the application.

COVERAGE NOT TO EXCEED $300,000. MAXIMUM ALL APPLICATIONS OR RECEIPTS.
If the Company or its Authorized Agent accepts the first mode premium for this application of life insurance and any person Proposed for insurance dies while this Conditional Receipt is in effect, the Company will pay to the beneficiary or the Applicant the LESSER of:
(a) the death benefit applied for on that Proposed Insured, as shown on page 2 of the Application, or:
(b) $300,000.
This total benefit limit is applicable to all insurance applied for under this Application and any other application now pending with the Company, including any other Conditional Receipts, for each person proposed for insurance.

DATE COVERAGE ENDS -- 60 DAY MAXIMUM
Coverage under the Conditional Receipt ends automatically on the earliest of:
(a) the date the insurance applied for under this application takes effect, or
(b) the date the company mails notice of the ending of coverage and refunds the first mode premium to the applicant at the address shown on Part 1 of the Application.
(c) 60 days from the date of this conditional receipt

SPECIAL LIMITATIONS

This Conditional Receipt will be void if not signed by an authorized agent of the company.
This Conditional Receipt will be VOID in the event of fraud or material misrepresentation in the Application
This Conditional Receipt will be VOID if, on the date of this receipt, any person proposed for insurance is under 15 days of age or over 80 years of age. This Conditional Receipt does not provide benefits for Disability or Accidental Death Benefits.
This Conditional Receipt does not provide benefits if any person proposed for insurance dies by suicide. The liability of the Company will be limited to return of the first mode premium paid with the application.

        NO AGENT IS AUTHORIZED TO WAIVE OR MODIFY ANY OF THE PROVISIONS
             OF THE CONDITIONAL RECEIPT. MAKE ALL CHECKS PAYABLE TO
                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO.

I acknowledge possession of the receipt and I certify that I have read it and the agreement in the application. The conditions and terms of this receipt have been explained to me fully by the agent and I understand them.

Signed at ___________________________ this ___ day of _________, (year) ________

Signature of Applicant (If other than Proposed Insured) ________________________

Signature of Agent _____________________________________________________________

           THIS RECEIPT IS TO BE DETACHED AND GIVEN TO THE APPLICANT
              AT THE TIME OF APPLICATION ONLY IF ANY MONEY IS TAKEN

If all the conditions of this receipt are not fulfilled exactly, the insurance will take effect only when the policy is delivered to the owner stated in the application and there has been no change in insurability of any proposed insured as represented in the application.

U000289

                                  This Page is
                              Intentionally Blank

                                      Western Reserve Life Assurance Co. of Ohio
                        NOTICE OF INFORMATION PRACTICES

        IMPORTANT: THIS NOTICE MUST BE GIVEN TO THE PROPOSED INSURED(S)
                      WHENEVER AN APPLICATION IS COMPLETED.

SOURCES OF INFORMATION
We value your privacy. Your application is our main source of information. As a part of this application, we may, at our expense:
o ask you to have an examination, which may include special tests such as an electrocardiogram, chest x-ray, blood studies, or urinalysis;
o ask physicians, medical practitioners, clinics, hospitals, or other health care providers for information about you;
o obtain information from the Medical Information Bureau and/or a consumer reporting agency. Please refer to the lower portion of this notice for further details about this procedure;
o obtain information from other insurance companies you have applied to in the past. We use this information only for evaluating your insurance application.

SAFEGUARDING YOUR PRIVACY
We treat all information about you confidentially. Ordinarily, it will be provided to third parties only if you authorize us in writing to do so. In rare instances, we may be required to provide some or all of the information without your consent. We may send information to state insurance departments at their request as part of their regulatory duties, or to law enforcement facilities in response to a summons or subpoena. We may also release information in our files to our reinsurers and to other life insurance companies to whom you have applied for life and health insurance or to whom a claim for benefits may be submitted. On your written request, we will send you a summary or copy of the relevant information obtained in connection with your application.

Confidential or detailed medical information will only be disclosed through the physician of your choice, with whom you may discuss it. Also, on your request, a copy of any consumer report we obtain on you will be provided to you by the responsible agency.

We will not send you information we might collect in expectation of or in connection with any claim or civil or criminal proceeding such as information relating to suspected fraud or material misrepresentation.

We may gather information from you which is used for statistical purposes or marketing research, which will not identify you individually.

CORRECTING INFORMATION
If you feel any information in our file is incorrect or incomplete, you may ask us to review it. If we agree, we will make any necessary corrections and inform anyone who received such information within the past two years.

If we do not agree, you may file a statement of dispute with us. We will send that statement to anyone receiving such information in the past two years. We will also include it in any future disclosure of the disputed information.

                           FAIR CREDIT REPORTING ACT
A routine investigative consumer report may possibly be made regarding your general reputation, character, mode of living and personal characteristics. This information may be obtained through personal interviews with your friends, neighbors and associates. Should you desire additional information on the nature and scope of such a report, you may write the Underwriting Department, Western Reserve Life Assurance Co. of Ohio, PO Box 5068, Clearwater, FL 33758. You may also request information concerning the nature and scope of the investigation to be performed. A summary of your rights is set forth on the attached Notice to Consumer.

                   THE MEDICAL INFORMATION BUREAU PRE-NOTICE
The Medical Information Bureau (MIB) is a non-profit organization of life insurance companies which operates as an information exchange for its members.

We may make reports to the MIB regarding factors affecting your insurability. Underwriting decisions, however, are not reported to the MIB. If you apply to another Bureau member company for life or health insurance or submit a claim for benefits, the MlB will, upon request, provide that company with information in its file.

Upon your written request, the MIB will arrange for disclosure to you of any information it has in your file. If you feel the information in the MIBs file is incorrect, you may contact the MIB and seek a correction in accordance with procedures outlined in the Federal Fair Credit Reporting Act. The address of the MIBs office is: MIB, Inc.; P.O. Box 105, Essex Station; Boston, MA 02112. MIBs telephone number: (617) 426-3660

If you would like to know more about how we collect, evaluate and control information about you as one of our applicants for insurance, our sales representatives will be happy to assist you or you may contact us at our office:

              ANY OTHER               Western Reserve Life Assurance Co. of Ohio
              QUESTIONS?              P.O. Box 5068
                                      Clearwater, Florida 33758-5068
U000289                               727-299-1800

                               NOTICE TO CONSUMER

         A SUMMARY OF YOUR RIGHTS UNDER THE FAIR CREDIT REPORTING ACT:

The Fair Credit Reporting Act (FCRA) is designed to promote accuracy, fairness, and privacy of information in the files of every consumer reporting agency. Most consumer reporting agencies are credit bureaus that gather and sell information about yousuch as where you work and live, if you pay your bills on time, and whether youve been sued, arrested, or filed for bankruptcyto creditors, employers, and other businesses. The FCRA gives you specific rights in dealing with consumer reporting agencies, and requires them to provide you with a summary of these rights as listed below. You can find the complete text of the FCRA, 15 U.S.C. 1681 et. seq., at the Federal Trade Commissions web site (http://www.ftc.gov). You may have additional rights under state law. You may contact a state or local consumer protection agency or a state attorney general to learn those rights.

o You must be told if information in your file has been used against you. Anyone who uses information from consumer reporting agencies to take action against yousuch as denying an application for credit, insurance, or employmentmust give you the name, address, and phone number of the consumer reporting agency that provided the report.

o You can find out what is in your file. A consumer reporting agency must give you all the information in your file, and a list of everyone who has requested it recently. However, you are not entitled to a risk score or credit score that is based on information in your file. There is no charge for the report if your application was denied because of information supplied by the consumer reporting agency, and if you request the report within 60 days of receiving the denial notice. You are also entitled to one free report a year if you certify that (1) you are unemployed and plan to seek employment within 60 days, (2) you are on welfare, or (3) your report is inaccurate due to fraud. Otherwise a consumer reporting agency may charge you a fee up to $8.00 for a copy of your file.

o You can dispute inaccurate information with the credit reporting agency. If you tell a credit reporting agency that your file contains inaccurate information, the credit reporting agency must investigate the items (usually within 30 days) by presenting to its information source all relevant evidence you submit, unless your dispute is frivolous. The source must review your evidence and report its findings to the credit reporting agency. (The source must advise national credit reporting agenciesto which it provides dataof any error.) The credit reporting agency must give you a written report of the investigation and a copy of your report if the investigation results in any change. If the credit reporting agencys investigation does not resolve the dispute, you may add a brief statement to your file. The credit reporting agency must normally include a summary of your statement in future reports. If an item is deleted or a disputed statement is filed, you may ask that anyone who has recently received your report be notified of the change.

o Inaccurate information must be corrected or deleted. A consumer reporting agency must remove or correct inaccurate information from its files, usually within 30 days after you dispute it. However, consumer reporting agencies are not required to remove data from your file that is accurate unless it is outdated or cannot be verified. If our dispute results in any change to your report, the CRA cannot reinsert into your file a disputed item unless the information source verifies its accuracy and completeness. In addition, the CRA must give you a written notice telling you it has reinserted the item. The notice must include the name, address, and phone number of the information source.

o You can dispute inaccurate items with the source of the information. If you tell anyonesuch as a creditor who reports to a consumer reporting agency that you dispute the item, they may not then report the information to a consumer reporting agency without including a notice of your dispute. In addition, once youve been notified the source of the error in writing, they may not continue to report it if it is in fact an error. If you have questions or believe your file contains errors, call the toll-free number of the consumer reporting agency.

o Outdated information may not be reported. In most cases, consumer reporting agencies may not report negative information that is more than seven years old; ten for bankruptcies.

o Access to your file is limited. Consumer reporting agencies may provide information about you only to those who have a need recognized by the FCRAusually to consider an application you have submitted to a creditor, insurer, employer, landlord, or other business.

o Your consent is required for reports that are provided to employers or that contain medical information. Consumer reporting agencies may not report to your employer, or prospective employer, about you without your written consent. Consumer reporting agencies may not divulge medical information about you without your permission.

o You can stop a consumer reporting agency from including you on lists for unsolicited credit and insurance offers. Creditors and insurers may use file information as the basis for sending you unsolicited offers of credit or insurance. Such offers must include a toll-free number for you to call and tell the consumer reporting agency if you want your name and address excluded from future lists or offers. If you notify the consumer reporting agency through the toll-free number, it must keep you off the lists for two years. If you request and complete the consumer reporting agency form provided for this purpose, you can have your name and address removed indefinitely.

o You may have additional rights under state law. You may wish to contact a state or local consumer protection agency or a state attorney general to learn those rights.

U000289

                               NOTICE TO CONSUMER

The FCRA gives several different federal agencies authority to enforce the FCRA. The agencies listed below can assist you with questions and concerns concerning the following types of businesses:

FOR QUESTIONS OR CONCERNS REGARDING THE FOLLOWING, PLEASE CONTACT:

CRAs, creditors and others not listed below, contact the Federal Trade Commission Bureau of Consumer Protection - FCRA Washington, DC 20580. 202-326-3761.

National Banks, federal branches/agencies of foreign banks (word "National" or initials "N.A." appear in or after bank's name), contact the Office of the Comptroller of the Current Compliance Management, Mail Stop 6-6 Washington, DC 20219. 800-613-6743.

Federal Reserve System member banks (except national banks, and federal branches/agencies of foreign banks), contact the Federal Reserve Board Division of Consumer & Community Affairs Washington, DC 20551. 202-452-3693.

Savings associations and federally chartered savings banks (word "Federal" or initials "F.S.B." appear in federal institution's name), contact the Office of Thrift Supervision Consumer Programs Washington, DC 20552. 800-842-6929.

Federal credit unions (words "Federal Credit Union" appear in institution's name), contact the National Credit Union Administration, 1775 Duke Street, Alexandria, VA 22314. 703-518-6360.

Banks that are state-chartered, or are not Federal Reserve System members, contact the Federal Deposit Insurance Corporation Division of Compliance & Consumer Affairs, Washington, DC 20429 . 800-934-FDIC.

Air, surface, or rail common carriers regulated by former Civil Aeronautics Board or Interstate Commerce Commission, contact the Department of Transportation Office of Financial Management, Washington DC 20590. 202-366-1306.

Activities subject to the Packers and Stockyards Act 1921, contact the Department of Agriculture, Office of Deputy Administrator-GIPSA, Washington, DC 20250. 202-720-7051.

U000289

ON THE LIFE OF________________________________                      Supplement to Application Number
This supplement amends the above captioned application                         _______________________________
for life insurance and becomes part of it as follows.
ADDITION OF OTHER INSURED RIDERS                                    Dated    ________________________
__________________________________________________________________________________________________________________________
SECTION 1.  PROPOSED OTHER INSURED RIDER
__________________________________________________________________________________________________________________________

1. Last Name _____________________________________________   First Name ___________________________   M.I.________________

2. Address                                    Apt#         City
__________________________________________________________________________________________________________________________

State           Zip Code         3. Years at Address   4. Home Phone               5. Driver License Number    State
__________________________________________________________________________________________________________________________
6. Sex      7. Date of Birth         8. Insurable Age  9. Place of Birth - State/Country   10. Social Security Number
[ ] Male
[ ] Female
__________________________________________________________________________________________________________________________
11. Height   12. Weight    13. Marital Status    14. Relationship to Proposed Insured       15. Employer         Years

__________________________________________________________________________________________________________________________
16. Occupation & Duties                                                                        18. Business Phone Number
______________________________________________________________________________________________
17. Employers Address
__________________________________________________________________________________________________________________________
19. Have you used tobacco or any other product containing NICOTINE in the last 12 months?    [ ]  Yes   [ ]  No

20. Rate Class Quoted:   [ ]  Ult Select      [ ]  Select     [ ]  Ult Standard      [ ]  Standard      [ ]  Juvenile
__________________________________________________________________________________________________________________________
SECTION 2.  PROPOSED OTHER INSURED RIDER
__________________________________________________________________________________________________________________________

1. Last Name _____________________________________________   First Name ___________________________   M.I.________________

2. Address                                    Apt#         City
__________________________________________________________________________________________________________________________

State           Zip Code         3. Years at Address   4. Home Phone               5. Driver License Number    State
__________________________________________________________________________________________________________________________
6. Sex      7. Date of Birth         8. Insurable Age  9. Place of Birth - State/Country   10. Social Security Number
[ ] Male
[ ] Female
__________________________________________________________________________________________________________________________
11. Height   12. Weight    13. Marital Status    14. Relationship to Proposed Insured       15. Employer         Years

__________________________________________________________________________________________________________________________
16. Occupation & Duties                                                                        18. Business Phone Number
______________________________________________________________________________________________
17. Employers Address
__________________________________________________________________________________________________________________________
19. Have you used tobacco or any other product containing NICOTINE in the last 12 months?    [ ]  Yes   [ ]  No

20. Rate Class Quoted:   [ ]  Ult Select      [ ]  Select     [ ]  Ult Standard      [ ]  Standard      [ ]  Juvenile
__________________________________________________________________________________________________________________________
SECTION 3.  PROPOSED OTHER INSURED RIDER
__________________________________________________________________________________________________________________________

1. Last Name _____________________________________________   First Name ___________________________   M.I.________________

2. Address                                    Apt#         City
__________________________________________________________________________________________________________________________

State           Zip Code         3. Years at Address   4. Home Phone               5. Driver License Number    State
__________________________________________________________________________________________________________________________
6. Sex      7. Date of Birth         8. Insurable Age  9. Place of Birth - State/Country   10. Social Security Number
[ ] Male
[ ] Female
__________________________________________________________________________________________________________________________
11. Height   12. Weight    13. Marital Status    14. Relationship to Proposed Insured       15. Employer         Years

__________________________________________________________________________________________________________________________
16. Occupation & Duties                                                                        18. Business Phone Number
______________________________________________________________________________________________
17. Employers Address
__________________________________________________________________________________________________________________________
19. Have you used tobacco or any other product containing NICOTINE in the last 12 months?    [ ]  Yes   [ ]  No

20. Rate Class Quoted:   [ ]  Ult Select      [ ]  Select     [ ]  Ult Standard      [ ]  Standard      [ ]  Juvenile
__________________________________________________________________________________________________________________________
U000289-Supp

SECTION 4. PROPOSED OTHER INSURED RIDER
________________________________________________________________________________
1. Last Name                       First Name                               M.I.

________________________________________________________________________________
2. Address                               Apt#             City

________________________________________________________________________________
State     Zip Code       3. Years        4. Home       5. Driver       State
                            at              Phone         License
                            Address         (   )         Number

________________________________________________________________________________
6. Sex    7. Date     8. Insurable   9. Place              10. Social Security
             of          Age            of Birth               Number
             Birth                      - State/
                                        Country

________________________________________________________________________________
11. Height  12. Weight  13. Marital  14. Relationship    15. Employer    Years
                            Status       to
                                         Proposed
                                         Insured

________________________________________________________________________________
16. Occupation & Duties                                18. Business Phone Number
_____________________________________________________      (   )
17. Employer's Address

________________________________________________________________________________
19. Have you used tobacco or any other product containing nicotine in the last 12 months? [ ] Yes [ ] No
20. Rate Class Quoted: [ ] Ult Select  [ ] Select  [ ] Ult Standard
                       [ ] Standard    [ ] Juvenile
________________________________________________________________________________
SECTION 5. CONTINUATION OF CHILDREN COVERED UNDER THE CHILDREN'S INSURANCE RIDER
________________________________________________________________________________
COVERAGE AMOUNT
________________________________________________________________________________
        Name          Relationship    Date of Birth       Height      Weight

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Are all children listed? [ ] Yes [ ] No
Are children living with proposed primary insured? [ ] Yes [ ] No
If not, explain why: ___________________________________________________________

________________________________________________________________________________
SECTION 6. CONTINUATION OF OTHER INSURANCE
________________________________________________________________________________
Proposed                         Amount
Insured                          of                  Year
Name                Company      insurance           issued         Replacement?

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
SECTION 7. CONTINUATION OF MEDICAL EXPLANATIONS
________________________________________________________________________________
                                 Date                        Name, Address and
                Proposed         Diagnosis,                  Phone # of
                Insured's        Treatment,                  Attending
Question #      Name             Results, and Duration       Doctor and Hospital
________________________________________________________________________________
SECTION 8. DECLARATIONS
________________________________________________________________________________
I (We) represent that all statements and answers made in this supplement are full, complete and true to the best of my (our) knowledge and belief. It is agreed that this statement shall be made part of the application, and is subject to all terms and conditions contained in the application.

sec. 1 _____________________________________________________________
       Signature of proposed other insured (Child over 15 must sign)

sec. 2 _____________________________________________________________
       Signature of proposed other insured (Child over 15 must sign)

sec. 3 _____________________________________________________________
       Signature of proposed other insured (Child over 15 must sign)

sec. 4 _____________________________________________________________
       Signature of proposed other insured (Child over 15 must sign)

______________________________________ _________________________________________
Witness (Registered Representative)    Name of Broker/Dealer

______________________________________ _________________________________________
Witness (Registered Representative)    Name of Broker/Dealer

______________________________________
Signed at (City/State)

______________________________________
Signature of Applicant/Owner, if other
than the proposed insured

U000289-Supp

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